UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported): November 15, 2004


                            VIASTAR MEDIA CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                   000-28485                  88-0380343
     -----------------            -------------           -------------------
      (State or other             (Commission                 (IRS Employer
       jurisdiction               File Number)            Identification No.)
     of incorporation)



       2451 W. Birchwood Avenue, Suite 105                  85202
                    Mesa , AZ
          -----------------------------                  -------------
    (Address of principal executive offices)             (Zip Code)



                                 (480)-894-0311
               --------------------------------------------------
              (Registrant's telephone number, including area code)


           Former name or former address, if changed since last report



SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to a written resolution of the Board of Directors of Viastar Media Corporation (the "Corporation") dated November 15, 2004, Sam Messina has been appointed Interim Chief Financial Officer of the Corporation effective as of November 15, 2004, to fill the vacancy created by the resignation of Kenneth Yonika.

Mr. Messina joined Viastar team in July 2004 as its Controller. Mr. Messina previously held a position as an Assistant Chief Financial Officer at his former employer, a privately held company in Chicago in the business of residential construction and property management. Mr. Messina oversaw all aspects of the accounting department as well assisted in the day- to- day management of the firm. Mr. Messina graduated cum laude from Loyola University Chicago in 2001 with a degree in Finance.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2004

                                                       Viastar Media Corporation

                                                        By: /s/ John D. Aquilino
                                                         -----------------------
                                                                John D. Aquilino

                                    Director, Chief Executive Officer, President